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                                                                  EXHIBIT 10(b)


                    [Letterhead of Arthur Andersen LLP]



                 CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS
                 -----------------------------------------

As independent public accountants, we hereby consent to the use of our reports (and to all references to our Firm) included in or made a part of this Registration Statement (Registration Statement File No. 811-3215) for Panorama Separate Account of Connecticut Mutual Insurance Company.


                                                ARTHUR ANDERSEN LLP

Hartford, Connecticut
February 29, 1996